UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 28, 2015

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (877) 483-6827

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                              Entry into a Material Definitive Agreement.

On July 28, 2015, Ventas Realty, Limited Partnership, Ventas SSL Ontario II, Inc. and Ventas SSL Ontario III, Inc., each of which is a wholly owned subsidiary of Ventas, Inc. (the “Company”), as borrowers (collectively, the “Borrowers”), and the Company, as guarantor, entered into a First Amendment (the “Amendment”) to that certain Amended and Restated Credit and Guaranty Agreement dated as of December 9, 2013 (the “Credit Agreement”) with the lenders identified therein and Bank of America, N.A., as Administrative Agent, Swing Line Lender, L/C Issuer and Alternative Currency Fronting Lender.  The Amendment, among other things, revises the definition of a change of control under the Credit Agreement to exclude directors elected or nominated to the Company’s board of directors as result of an actual or threatened proxy contest.

The foregoing description is qualified by reference in its entirety to the Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated in this Item 1.01 by reference.

Item 7.01.                              Regulation FD Disclosure.

On July 30, 2015, the Company’s board of directors approved the spin-off of most of the Company’s post-acute/skilled nursing facility portfolio into an independent, publicly traded REIT called Care Capital Properties, Inc. (“CCP”).  A copy of a presentation dated July 2015 to be used by CCP in discussions with investors is furnished herewith as Exhibit 99.1 and incorporated in this Item 7.01 by reference.  The investor presentation shall not be deemed filed with the U.S. Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.  The information contained in the investor presentation shall not be incorporated by reference into any filing of the Company regardless of general incorporation language in such filing, unless expressly incorporated by reference in such filing.

Item 9.01.                              Financial Statements and Exhibits.

(a)  Financial Statements of Businesses Acquired.

Not applicable.

(b)  Pro Forma Financial Information.

Not applicable.

(c)  Shell Company Transactions.

Not applicable.

(d)  Exhibits:

Exhibit Number	Description

10.1

First Amendment dated as of July 28, 2015 to that certain Amended and Restated Credit and Guaranty Agreement among Ventas Realty, Limited Partnership and the additional borrowers named therein, as borrowers, Ventas, Inc,. as guarantor, Bank of America, N.A., as Administrative Agent, Swingline Lender, L/C Issuer and Alternative Current Fronting Lender and the lenders identified therein.

99.1	Care Capital Properties, Inc. Investor Presentation dated July 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: July 31, 2015	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief Administrative Officer and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

10.1

First Amendment dated as of July 28, 2015 to that certain Amended and Restated Credit and Guaranty Agreement among Ventas Realty, Limited Partnership and the additional borrowers named therein, as borrowers, Ventas, Inc., as guarantor, Bank of America, N.A., as Administrative Agent, Swingline Lender, L/C Issuer and Alternative Current Fronting Lender and the lenders identified therein.

99.1	Care Capital Properties, Inc. Investor Presentation dated July 2015.